Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Patrick Brennan (440)395-2370
PROGRESSIVE DISTRIBUTES APRIL RESULTS
MAYFIELD VILLAGE, OHIO — May 16, 2007 — The Progressive Corporation today reported the following results for April 2007:

($ in millions, except per share	April	April
amounts)	2007	2006	Change
Net premiums written	$1,437.4	$1,489.8	(4)%
Net premiums earned	1,353.8	1,369.7	(1)%
Net income	136.7	159.6	(14)%
Per share	.19	.20	(8)%
Combined ratio	88.8	85.9	2.9 pts.

Policies in Force: (in thousands)
Total Personal Auto	7,036.0	6,962.5	1%
Total Special Lines	2,976.5	2,784.0	7%
Total Commercial Auto	522.9	491.4	6%
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Businesses write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
April 2007
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,437.4

Revenues:
Net premiums earned	$1,353.8
Investment income	49.9
Net realized gains (losses) on securities	7.9
Service revenues	2.4

Total revenues	1,414.0

Expenses:
Losses and loss adjustment expenses	915.7
Policy acquisition costs	137.4
Other underwriting expenses	149.4
Investment expenses	1.2
Service expenses	2.0
Interest expense	6.2

Total expenses	1,211.9

Income before income taxes	202.1
Provision for income taxes	65.4

Net income	$136.7

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	726.3

Per share	$.19

Diluted:
Average shares outstanding	726.3
Net effect of dilutive stock-based
compensation	7.5

Total equivalent shares	733.8

Per share	$.19

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2006 audited consolidated financial statements included in our 2006 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.5%
Common stocks	4.2%
Total portfolio	1.1%

Pretax recurring investment book yield	4.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
April 2007 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date		%
	2007	2006	Change
Net premiums written	$5,084.1	$5,166.5	(2)

Revenues:
Net premiums earned	$4,847.6	$4,870.2	0
Investment income	213.4	200.5	6
Net realized gains (losses) on securities	31.2	4.5	593
Service revenues	8.6	11.4	(25)

Total revenues	5,100.8	5,086.6	0

Expenses:
Losses and loss adjustment expenses	3,316.2	3,188.4	4
Policy acquisition costs	492.6	503.4	(2)
Other underwriting expenses	520.9	468.6	11
Investment expenses	4.0	3.9	3
Service expenses	7.2	9.1	(21)
Interest expense	25.1	27.2	(8)

Total expenses	4,366.0	4,200.6	4

Income before income taxes	734.8	886.0	(17)
Provision for income taxes	234.6	289.8	(19)

Net income	$500.2	$596.2	(16)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	734.9	780.1	(6)

Per share	$.68	$.76	(11)

Diluted:
Average shares outstanding	734.9	780.1	(6)
Net effect of dilutive stock-based compensation	7.5	10.3	(27)

Total equivalent shares	742.4	790.4	(6)

Per share	$.67	$.75	(11)

The following table sets forth the investment results for the year-to-date period:

	2007	2006
Fully taxable equivalent total return:
Fixed-income securities	2.3%	.6%
Common stocks	5.7%	6.2%
Total portfolio	2.8%	1.4%

Pretax recurring investment book yield	4.6%	4.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2007
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$787.5	$438.6	$1,226.1	$209.2	$2.1	$1,437.4
% Growth in NPW	(5)%	(1)%	(4)%	(3)%	NM	(4)%
Net Premiums Earned	$748.3	$424.6	$1,172.9	$178.8	$2.1	$1,353.8
% Growth in NPE	(3)%	1%	(2)%	1%	NM	(1)%

GAAP Ratios
Loss/LAE ratio	69.2	67.9	68.8	60.6	NM	67.6
Expense ratio	21.4	20.8	21.1	20.9	NM	21.2

Combined ratio	90.6	88.7	89.9	81.5	NM	88.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$5.8
Current accident year						—

Calendar year actuarial adjustment	$2.7	$.7	$3.4	$2.4	$0	$5.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$5.8
All other development						(27.4)

Total development						$(21.6)

Calendar year loss/LAE ratio						67.6

Accident year loss/LAE ratio						66.0

Statutory Ratios
Loss/LAE ratio						67.7
Expense ratio						20.7

Combined ratio						88.4

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.4 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2007 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,776.1	$1,600.2	$4,376.3	$700.0	$7.8	$5,084.1
% Growth in NPW	(3)%	1%	(2)%	(2)%	NM	(2)%
Net Premiums Earned	$2,683.2	$1,516.5	$4,199.7	$640.1	$7.8	$4,847.6
% Growth in NPE	(3)%	2%	(1)%	3%	NM	0%

GAAP Ratios
Loss/LAE ratio	69.7	68.1	69.1	64.2	NM	68.4
Expense ratio	21.1	20.5	20.9	20.4	NM	20.9

Combined ratio	90.8	88.6	90.0	84.6	NM	89.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$34.9
Current accident year						1.8

Calendar year actuarial adjustment	$19.0	$10.8	$29.8	$6.9	$0	$36.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$34.9
All other development						(26.2)

Total development						$8.7

Calendar year loss/LAE ratio						68.4

Accident year loss/LAE ratio						68.6

Statutory Ratios

Loss/LAE ratio						68.5
Expense ratio						20.4

Combined ratio						88.9

Statutory Surplus						$5,599.8

NM = Not Meaningful

	April	April
Policies in Force	2007	2006	Change
(in thousands)
Agency — Auto	4,519.1	4,563.1	(1)%
Direct — Auto	2,516.9	2,399.4	5%
Special Lines[3]	2,976.5	2,784.0	7%

Total Personal Lines	10,012.5	9,746.5	3%

Commercial Auto Business	522.9	491.4	6%

[1]	The other businesses generated an underwriting profit of $1.0 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

April
2007
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at fair value:
Fixed maturities (amortized cost: $10,141.1)	$10,169.7
Equity securities:
Preferred stocks[2] (cost: $1,841.8)	1,865.5
Common equities (cost: $1,476.4)	2,483.4
Short-term investments (amortized cost: $775.5)	775.5

Total investments[3]	15,294.1
Net premiums receivable	2,656.9
Deferred acquisition costs	462.7
Other assets	1,804.6

Total assets	$20,218.3

Unearned premiums	$4,571.2
Loss and loss adjustment expense reserves	5,742.0
Other liabilities[3]	1,731.7
Debt	1,185.7
Shareholders’ equity	6,987.7

Total liabilities and shareholders’ equity	$20,218.3

Common Shares outstanding	730.0
Shares repurchased — April	6.6
Average cost per share	$23.27
Book value per share	$9.57
Trailing 12-month return on average shareholders’ equity	23.0%
Net unrealized pretax gains on investments	$1,058.4
Increase (decrease) from March 2007	$101.0
Increase (decrease) from December 2006	$140.2
Debt-to-total capital ratio	14.5%
Fixed-income portfolio duration	2.8 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.78

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $335.7 million.

[2]	As of April 30, 2007, we held certain hybrid securities and recognized a change in fair value of $.9 million as realized gains during the period we held these securities.

[3]	Amounts include net unsettled security acquisitions, including repurchase commitments, of $284.6 million.

Monthly Commentary
•	In April, the unfavorable prior accident year “All other development” primarily related to an increase in bodily injury severity driven by our larger personal auto claims.
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is the country’s third largest auto insurance group and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive products and rates that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including our concierge level of claims service available at service centers throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. The Agency Business sells Progressive Drive Insurance private passenger auto insurance through more than 30,000 independent agencies. To find an agent, go to www.driveinsurance.com. The Direct Business sells Progressive Direct® private passenger auto insurance online at www.progressive.com and by phone at 1-800-PROGRESSIVE. Both businesses also offer Progressive’s other insurance products, including Progressive Commercial, Progressive Motorcycle and Progressive Boat. Each business makes independent decisions about private passenger auto insurance product design and pricing. Progressive and Drive are registered trademarks.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, please visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.